Exhibit 99.906CERT

EXHIBIT (b)

CERTIFICATIONS PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of PowerShares Exchange-Traded Fund Trust (the “Registrant”), do hereby certify, to such officer’s knowledge, that:

(1)	The Form N-CSR of the Registrant for the year ended April 30, 2008 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: July 3, 2008

/s/ H. Bruce Bond

Name:	H. Bruce Bond

Title:	Chairman and Chief Executive Officer

Dated: July 3, 2008

/s/ Bruce T. Duncan

Name:	Bruce T. Duncan,

Title:	Chief Financial Officer

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.